LIQUIDITY	12 Months Ended
Dec. 31, 2011
Liquidity [Abstract]
Liquidity [Text Block]

2. LIQUIDITY

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. At December 31, 2011, the Company has an accumulated deficit of approximately $59.0 million and positive working capital of approximately $4.0 million and cash and cash equivalents of approximately $3.7 million.  For the year ended December 31, 2011, the Company had a net operating loss of approximately $2.7 million and generated negative cash flow from operating activities of approximately $4.0 million.

Management believes the Company’s cash and cash equivalents on hand as of December 31, 2011, are sufficient to fund the Company’s currently projected cash requirements, including funding planned sales growth and other identified needs for at least the next 12 months.